UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2009

[Missing Graphic Reference]

FIRSTFED FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12555 W. Jefferson Boulevard Los Angeles, California		90066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 302-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On January 26, 2009, FirstFed Financial Corp. (the “Company”) and its wholly-owned subsidiary, First Federal Bank of California, FSB (the “Bank”) each consented to the issuance of an Order to Cease and Desist (the “Company Order” and the “Bank Order,” respectively, and together, the “Orders”) by the Office of Thrift Supervision (the “OTS”).

The Company Order requires that the Company notify, or in certain cases receive the permission of, the OTS prior to (i) declaring, making or paying any dividends or other capital distributions on its capital stock; (ii) incurring, issuing, renewing, repurchasing or rolling over any debt, increasing any current lines of credit or guaranteeing the debt of any entity; (iii) making payments (including, without limitation, principal, interest or fees of any kind) on any existing debt; (iv) making certain changes to its directors or senior executive officers; (v) entering into, renewing, extending or revising any contractual arrangement related to compensation or benefits with any of its directors or senior executive officers; and (vi) making any golden parachute payments or prohibited indemnification payments.  The Company Order also requires that the Company submit to the OTS within fifteen (15) days a detailed capital plan to address how the Bank will remain “well capitalized” (as defined in 12 C.F.R. § 565.4) at each quarter-end through December 31, 2011.

The Bank Order requires that the Bank notify, or in certain cases receive the permission of, the OTS prior to (i) increasing its total assets in any quarter in excess of an amount equal to net interest credited on deposits during the quarter (other than for balance sheet increases resulting from activities to maintain liquidity); (ii) making certain changes to its directors or senior executive officers; (iii) entering into, renewing, extending or revising any contractual arrangement related to compensation or benefits with any of its directors or senior executive officers; (iv) making any golden parachute or prohibited indemnification payments; (v) paying dividends or making other capital distributions on its capital stock; (vi) entering into certain transactions with affiliates; and (vii) entering into third-party contracts outside the normal course of business.  The Bank Order also requires that the Bank submit to the OTS within fifteen (15) days a detailed capital plan to address how the Bank will remain “well capitalized” (as defined in 12 C.F.R. § 565.4) at each quarter-end through December 31, 2011.  If the Bank fails to remain “well capitalized,” the Bank must then submit to the OTS a detailed contingency plan to accomplish either a merger with or acquisition by another federally insured institution or holding company thereof, or a voluntary liquidation of the Bank.  The Bank must also submit to the OTS within prescribed time periods a classified asset reduction plan, liquidity plan, business plan and loan documentation plan, and refrain from any unsafe and unsound practices that resulted in the current high level of classified assets, inadequate capital, poor earnings, and limited liquidity.

Any material failure to comply with the provisions of the Orders could result in enforcement actions by the OTS. While the Company and the Bank each intend to take such actions as may be necessary to enable it to comply with the requirements of its respective Order, there can be no assurance that it will be able to comply fully with the provisions of such Order, or to do so within the timeframes required, that compliance with such Order will not be more time consuming or more expensive than anticipated, or that efforts to comply with such Order will not have adverse effects on its operations and financial condition.

The description of each Order and the corresponding Stipulation and Consent to Issuance of Order to Cease and Desist set forth in this Item 1.01 is qualified in its entirety by reference to the Orders and Stipulations, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and are incorporated by reference herein in their entirety.

Item 7.01.                      Regulation FD Disclosure.

On January 26, 2009, the Company issued a press release announcing the issuance of the Orders and a reduction in the Bank’s workforce.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 8.01                      Other Events

On January 26, 2009, the Company, as part of its strategic plan, announced a reduction in the staff of the Bank by 62 persons, or approximately 10% of the Bank’s current workforce.  The reductions will come primarily from the Bank’s single family lending and commercial lending operations as well as some reduction in support areas of the Bank.  The Company currently expects to record approximately $553,000 in charges for salary and benefits to be paid in accordance with the California Relocations, Terminations and Mass Layoffs Act during the quarter ending March 31, 2009.  The Company also currently expects this workforce reduction to result in estimated annualized compensation cost savings of approximately $4.2 million.

Item 9.01  Financial Statements and Exhibits.

(d)                        Exhibits.

Exhibit No.	Description

10.1	Order to Cease and Desist with the Company dated January 26, 2009.
10.2	Stipulation and Consent to Issuance of Order to Cease and Desist with the Company dated January 26, 2009.
10.3	Order to Cease and Desist with the Bank dated January 26, 2009.
10.4	Stipulation and Consent to Issuance of Order to Cease and Desist with the Bank dated January 26, 2009.
99.1	Press Release dated January 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTFED FINANCIAL CORP.
(Registrant)

January 26, 2009	By:	/s/	Babette E. Heimbuch
Babette E. Heimbuch
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Order to Cease and Desist with the Company dated January 26, 2009.
10.2	Stipulation and Consent to Issuance of Order to Cease and Desist with the Company dated January 26, 2009.
10.3	Order to Cease and Desist with the Bank dated January 26, 2009.
10.4	Stipulation and Consent to Issuance of Order to Cease and Desist with the Bank dated January 26, 2009.
99.1	Press Release dated January 26, 2009.

Exhibit 10.1

UNITED STATES OF AMERICA
Before the
OFFICE OF THRIFT SUPERVISION

In the Matter of                                                                                                                                     Order No.:  WE-09-002

FIRSTFED FINANCIAL CORPORATION                                                                                     Effective Date:   January 26, 2009

Santa Monica, California.
OTS Docket No. H-1081

ORDER TO CEASE AND DESIST

WHEREAS, FirstFed Financial Corporation, Santa Monica, California, OTS Docket No. H-1081 (the Holding Company), the holding company for First Federal Bank of California, FSB, OTS Docket No. 01405 (the Association), by and through its Board of Directors (Board) has executed a Stipulation and Consent to the Issuance of an Order to Cease and Desist (Stipulation); and
WHEREAS, the Holding Company, by executing the Stipulation, has consented and agreed to the issuance of this Order to Cease and Desist (Order) by the Office of Thrift Supervision (OTS) pursuant to 12 USC § 1818(b); and
WHEREAS, pursuant to delegated authority, the OTS Regional Director for the West Region, is authorized to issue orders to cease and desist where a savings and loan holding company has consented to the issuance of an order.

FirstFed Financial Corporation
OTS No. H-1081
Order to Cease and Desist

NOW, THEREFORE, IT IS ORDERED that:
I.           Capital Plan.
A.        Within fifteen (15) days, the Holding Company shall submit to OTS for review and approval a detailed capital plan to address how the Association will remain “well capitalized” as defined in 12 CFR § 565.4, at each quarter-end through December 31, 2011.
II.           Operating Restrictions.
A.        Capital Distributions.  Effective immediately, the Holding Company shall not declare, make, or pay any dividends or other capital distributions or redeem any capital stock without receiving the prior written non-objection of OTS.  The Holding Company’s written request for such non-objection shall be submitted to OTS at least thirty (30) days prior to the anticipated date of the proposed dividend payment or capital distribution.
B.        Debt Limitations/Restrictions.  Effective immediately, the Holding Company shall not incur, issue, renew, repurchase, or rollover any debt, increase any current lines of credit, or guarantee the debt of any entity without receiving the prior written non-objection of OTS.  The Holding Company’s written request for such non-objection shall be submitted to OTS at least thirty (30) days prior to the anticipated date of any such proposed action.
C.        Payment Limitations/Restrictions.  Effective immediately, the Holding Company shall make no payments (including but not limited to principal, interest, or fees of any kind) on any existing debt without receiving the prior written non-objection of OTS.  The Holding Company’s written request for such non-objection shall be submitted to OTS at least thirty (30) days prior to the anticipated date of any such proposed payment.

FirstFed Financial Corporation
OTS No. H-1081
Order to Cease and Desist

D.        Management Changes.  Effective immediately, the Holding Company shall comply with the requirements set forth in 12 CFR Part 563, Subpart H.
E.        Employment Contracts and Compensation Arrangements.  Effective immediately, the Holding Company shall not enter into, renew, extend, or revise any contractual arrangement relating to compensation or benefits for any Senior Executive Officer or Director of the Holding Company, unless it first provides OTS with not less than thirty (30) days prior written notice of the proposed transaction.  The notice to OTS shall include a copy of the proposed employment contract or compensation arrangement, or a detailed written description of the compensation arrangement to be offered such Officer or Director, including all benefits and perquisites.  The Board shall ensure that any contract, agreement, or arrangement submitted to OTS fully complies with the requirements of 12 CFR Part 359, 12 CFR §§ 563.39 and 563.161(b) and 12 CFR Part 570 – Appendix A.
F.        Severance and Indemnification Payments.  Effective immediately, the Holding Company shall not make any golden parachute payment1 or prohibited indemnification payment2 unless, with respect to each such payment, the Holding Company has complied with the requirements of 12 CFR Part 359 and as to indemnification payments, 12 CFR § 545.121.
III.           Effective Date, Incorporation of Stipulation.
This Order is effective on the Effective Date as shown on the first page.  The Stipulation is made a part hereof and is incorporated herein by this reference.
IV.           Duration.
This Order shall remain in effect until terminated, modified or suspended, by written notice of such action by OTS, acting by and through its authorized representatives.
V.           Time Calculations.
A.        Calculation of time limitations for compliance with the terms of this Order run from the Effective Date and shall be based on calendar days, unless otherwise noted.
B.        OTS may extend any of the deadlines set forth in the provisions of this Order upon written request by the Holding Company that includes reasons in support for any such extension.  Any OTS extension shall be made in writing.
VI.           Submissions and Notices.
A.        All submissions, including progress reports, to OTS that are required by or contemplated by this Order shall be submitted within the specified timeframes.
B.        Except as otherwise provided herein, all submissions, requests, communications, consents or other documents relating to this Order shall be in writing and sent by first-class U.S. mail (or by reputable overnight carrier, electronic facsimile transmission or hand delivery by messenger) addressed as follows:
Edwin L. Chow, Acting Regional Director
Office of Thrift Supervision, West Region
2001 Junipero Serra Boulevard, Suite 650
Daly City, CA 94014-3897

with a copy to:

Timothy J. Lane, Assistant Director
Office of Thrift Supervision, West Region
1551 N. Tustin Avenue, Suite 1050
Santa Ana, CA 92705

1 The term “golden parachute payment” is defined at 12 CFR § 359.1(f).

2 The term “prohibited indemnification payment” is defined at 12 CFR § 359.1(l).

FirstFed Financial Corporation
OTS No. H-1081
Order to Cease and Desist

VII.           No Violations Authorized.
Nothing in this Order or the Stipulation shall be construed as allowing the Holding Company, its Board, officers, or employees to violate any law, rule, or regulation.

IT IS SO ORDERED.

OFFICE OF THRIFT SUPERVISION

By:           /s/ Edwin L. Chow
Edwin L. Chow
Acting Regional Director, West Region

Date:  See Effective Date on page 1

70069626.1

FirstFed Financial Corporation
OTS No. H-1081
Order to Cease and Desist

Exhibit 10.2

UNITED STATES OF AMERICA
Before the
OFFICE OF THRIFT SUPERVISION

In the Matter of                                                                                                                                     Order No.:   WE-09-002

FIRSTFED FINANCIAL CORPORATION                                                                                     Effective Date:   January 26, 2009

Santa Monica, California.
OTS Docket No. H-1081

STIPULATION AND CONSENT TO
ISSUANCE OF ORDER TO CEASE AND DESIST

WHEREAS, the Office of Thrift Supervision (OTS), acting by and through its Regional Director for the West Region (Regional Director), and based upon information derived from the exercise of its regulatory and supervisory responsibilities, has informed FirstFed Financial Corporation, Santa Monica, California, OTS Docket No. H-1081 (Holding Company), that OTS is of the opinion that grounds exist to initiate an administrative proceeding against the Holding Company pursuant to 12 USC § 1818(b);
WHEREAS, the Regional Director, pursuant to delegated authority, is authorized to issue orders to cease and desist where a savings and loan holding company has consented to the issuance of an order; and
WHEREAS, the Holding Company desires to cooperate with OTS to avoid the time and expense of such administrative cease and desist proceeding by entering into this Stipulation and Consent to the Issuance of Order to Cease and Desist (Stipulation) and, without admitting or denying that such grounds exist, but only admitting the statements and conclusions in ¶1 below concerning Jurisdiction, hereby stipulates and agrees to the following terms:
1.           Jurisdiction.
a.        The Holding Company is a “savings and loan holding company” within the meaning of 12 USC § 1813(w)(3) and 12 USC § 1467a.  Accordingly, the Holding Company is a “depository institution holding company” as that term is defined in 12 USC § 1813(w)(1); and
b.        Pursuant to 12 USC § 1818(b)(9), the “appropriate Federal banking agency” may initiate a cease-and-desist proceedings against a savings and loan holding company in the same manner and to the same extent as a savings association for regulatory violations and unsafe and unsound acts or practices; and
b.        Pursuant to 12 USC § 1813(q), the Director of OTS is the “appropriate Federal banking agency” with jurisdiction to maintain an administrative enforcement proceeding against a savings and loan holding company.  Therefore, the Holding Company is subject to the authority of OTS to initiate and maintain an administrative cease and desist proceeding against it pursuant to 12 USC § 1818(b) and (b)(9).
2.           OTS Findings of Fact.
Based upon information derived from its ongoing supervision of the Holding Company, the OTS finds that the Holding Company has engaged in unsafe and unsound practices, and has failed to ensure that its wholly owned savings association subsidiary, First Federal Bank of California, FSB, did not engage in unsafe and unsound practices that resulted in inadequate asset quality, earnings, liquidity planning, and capital levels at the Association.
3.           Consent.
The Holding Company consents to the issuance by OTS of the accompanying Order to Cease and Desist (Order).  The Holding Company further agrees to comply with the terms of the

FirstFed Financial Corporation
OTS No. H-1081
Stipulation to Order to Cease and Desist

Order upon the Effective Date of the Order and stipulates that the Order complies with all requirements of law.

4.           Finality.
The Order is issued by OTS under 12 USC § 1818(b) and upon the Effective Date it shall be a final order, effective and fully enforceable by OTS under the provisions of 12 USC § 1818(i).
5.           Waivers.
The Holding Company waives the following:
a.         The right to be served with a written notice of OTS’s charges against it as provided by 12 USC § 1818(b) and 12 CFR Part 509;
b.        The right to an administrative hearing of OTS’s charges as provided by 12 USC § 1818(b) and 12 CFR Part 509;
c.        The right to seek judicial review of the Order, including, without limitation, any such right provided by 12 USC § 1818(h), or otherwise to challenge the validity of the Order; and
d.        Any and all claims against OTS, including its employees and agents, and any other governmental entity for the award of fees, costs, or expenses related to this OTS enforcement matter and/or the Order, whether arising under common law, federal statutes or otherwise.
6.           OTS Authority Not Affected.
Nothing in this Stipulation or accompanying Order shall inhibit, estop, bar or otherwise prevent OTS from taking any other action affecting the Holding Company if at any time OTS deems it appropriate to do so to fulfill the responsibilities placed upon OTS by law.

FirstFed Financial Corporation
OTS No. H-1081
Stipulation to Order to Cease and Desist 70069628.1

7.           Other Governmental Actions Not Affected.
The Holding Company acknowledges and agrees that its consent to the issuance of the Order is solely for the purpose of resolving the matters addressed herein, consistent with Paragraph 6 above, and does not otherwise release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against, or liability of the Holding Company that arise pursuant to this action or otherwise, and that may be or have been brought by any governmental entity other than OTS.
8.           Miscellaneous.
a.        The laws of the United States of America shall govern the construction and validity of this Stipulation and of the Order;
b.        If any provision of this Stipulation and/or the Order is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise;
c.        All references to OTS in this Stipulation and the Order shall also mean any of the OTS’s predecessors, successors, and assigns;
d.        The section and paragraph headings in this Stipulation and the Order are for convenience only and shall not affect the interpretation of this Stipulation or the Order;
e.        The terms of this Stipulation and of the Order represent the final agreement of the parties with respect to the subject matters thereof, and constitute the sole agreement of the parties with respect to such subject matters; and

FirstFed Financial Corporation
OTS No. H-1081
Stipulation to Order to Cease and Desist 70069628.1

f.        The Stipulation and Order shall remain in effect until terminated, modified, or suspended in writing by OTS, acting through its Regional Director or other authorized representative.
9.           Signature of Directors/Board Resolution.
Each Director of the Holding Company signing this Stipulation attests that he or she voted in favor of a Board Resolution authorizing the consent of the Holding Company to the issuance of the Order and the execution of the Stipulation.  The Stipulation may be executed in counterparts by the Directors after approval of execution of the Stipulation at a duly called board meeting.  A copy of the Board Resolution authorizing execution of this Stipulation shall be delivered to OTS, along with the executed original(s) of this Stipulation.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

FirstFed Financial Corporation
OTS No. H-1081
Stipulation to Order to Cease and Desist 70069628.1

WHEREFORE, the Holding Company, by its directors, executes this Stipulation.
Accepted by:

FIRSTFED FINANCIAL CORPORATION                                                                                                OFFICE OF THRIFT SUPERVISION
Santa Monica, California

By:           /s/ Babette E. Heimbuch                                                      By:           /s/ Edwin L. Chow
Babette E. Heimbuch                                                                           Edwin L. Chow
Chairman of the Board                                                                           Acting Regional Director, West Region
  and Chief Executive Officer
Date:  See Effective Date on page 1

/s/ Gisselle Acevedo
Gisselle Acevedo, Director

/s/ Brian Argrett
Brian Argrett, Director

/s/ Nicholas C. Biase
Nicholas C. Biase, Director

/s/ Jesse Casso
Jesse Casso, Director

/s/ James P. Giraldin
James P. Giraldin, Director

/s/ Christopher M. Harding
Christopher M. Harding, Director

/s/ William G. Ouchi
William G. Ouchi, Director

/s/ William P. Rutledge
William P. Rutledge, Director

/s/ Steven L. Soboroff
Steven L. Soboroff, Director

Exhibit 10.3
UNITED STATES OF AMERICA
Before the
OFFICE OF THRIFT SUPERVISION

In the Matter of                                                                                                                                     Order No.:   WE-09-001

FIRST FEDERAL BANK                                                                                                                    Effective Date:   January 26, 2009
  OF CALIFORNIA, FSB,

Santa Monica, California.
OTS Docket No. 01792

ORDER TO CEASE AND DESIST

WHEREAS, First Federal Bank of California, FSB, Santa Monica, California, OTS Docket No. 01792 (the Association), by and through its Board of Directors (Board) has executed a Stipulation and Consent to the Issuance of an Order to Cease and Desist (Stipulation); and
WHEREAS, the Association, by executing the Stipulation, has consented and agreed to the issuance of this Order to Cease and Desist (Order) by the Office of Thrift Supervision (OTS) pursuant to 12 USC § 1818(b); and
WHEREAS, pursuant to delegated authority, the OTS Regional Director for the West Region (Regional Director), is authorized to issue consent orders to cease and desist where a savings association has consented to the issuance of an order.
NOW, THEREFORE, IT IS ORDERED that:
I.           Cease and Desist.
The Association and its directors, officers, and employees shall cease and desist from any action (alone or with others) for or toward, causing, bringing about, participating in or

First Federal Bank of California, FSB
OTS No. 01792
Order to Cease and Desist

counseling or aiding and abetting any unsafe or unsound practice that resulted in the current high level of classified assets, inadequate capital, poor earnings, and limited liquidity.
II.           Capital Plan.
A.        Within fifteen (15) days, the Board shall adopt and submit a written Capital Plan to the Regional Director for review and comment.  The Capital Plan shall address how the Association will remain "well capitalized" as defined in 12 CFR § 565.4, at each quarter-end through December 31, 2011.  At a minimum, the Capital Plan shall take into consideration the requirements and restrictions imposed by this Order and shall:
(1)           Detail capital preservation and enhancement strategies with specific narrative goals, which shall result in the raising of new equity and a capital infusion; and
(2)           Detail the method by which the additional capital will be raised and identify the sources of such capital.
The Board shall make any changes to the Capital Plan required by the Regional Director, or his designee, within fifteen (15) days after receipt.  Thereafter, the Board shall adopt and the Association shall implement and comply with the revised Capital Plan.
B.        The Board shall provide the OTS with written updates on the status of its compliance with the Capital Plan every fourteen (14) days, with the first report due fourteen (14) days after the implementation of the Capital Plan.
C.        After implementation of the Capital Plan, Management shall prepare quarterly variance reports on the Association’s compliance with the Capital Plan within thirty (30) days after the close of each calendar quarter starting with the first quarter-end after the implementation of the Capital Plan.  Such variance reports shall detail actual operating results versus projected results and shall include detailed explanations of any material deviations with a description of the specific corrective actions or measures that have been implemented or are proposed to address the material deviation.  The Board’s review of the variance reports and valuation of Management and the Association’s compliance with the elements of the Capital Plan shall be thoroughly documented in the Board meeting minutes.  The Board meeting minutes shall be submitted to the OTS within ten (10) days of the Board meeting.
D.        In the event the Association falls below well-capitalized, the Association shall  submit a written Contingency Plan acceptable to OTS, detailing the actions to be taken, with specific time frames, to achieve one of the following results:  (1) merger with or acquisition by another federally insured institution or holding company thereof; or (2) voluntary liquidation by, among other things, filing an appropriate application with OTS in conformity with federal laws and regulations.  The Contingency Plan shall be submitted within 15 days of the date the Association falls below well-capitalized or within fifteen (15) days from any request by the Regional Director for a Contingency Plan or updated Contingency Plan.  A Contingency Plan shall be implemented immediately upon notification by the Regional Director of the requirement to implement the Contingency Plan.  Once implemented, the Association shall provide written status reports detailing the Association’s actions taken and progress in implementing the Contingency Plan no later than the 1st and 15th day of each month.
III.           Classified Asset Reduction Plan.
A.        Within forty-five (45) days, the Board shall review and approve a written comprehensive Classified Asset Reduction Plan that will return asset quality to a level satisfactory to OTS.  At a minimum, the Classified Asset Reduction Plan shall include:

First Federal Bank of California, FSB
OTS No. 01792
Order to Cease and Desist

(1)           Targets and time frames acceptable to OTS for returning classified assets to thirty-five percent (35%) or less of Tier 1 Capital plus Allowance for Loan and Lease Losses;
(2)           A description of the manner and methods for reducing the Association’s level of classified assets to the targets set therein; and
(3)                      Supporting documentation for all assumptions and projections.
B.        The Classified Asset Reduction Plan shall be delivered to OTS for review and non-objection no later than five (5) days after approval by the Board.  The Board shall make any changes to the Classified Asset Reduction Plan required by OTS within fifteen (15) days after receipt.  Thereafter, the Board shall adopt the Classified Asset Reduction Plan and shall cause the Association to adhere to it.  Any request to modify the Classified Asset Reduction Plan shall be submitted to OTS for review and written non-objection at least thirty (30) days prior to the proposed date to implement any such modification.
IV.           Liquidity Plan.
A.        Within fifteen (15) days, the Board shall review and approve a written comprehensive Liquidity Plan.  The Liquidity Plan shall contain specific Board strategies for ensuring that the Association maintains adequate short-term and long-term liquidity to withstand any anticipated or extraordinary demand against its funding base.  At a minimum, the Liquidity Plan must include:  (1) a cash flow analysis that includes reasonable assumptions, identifies anticipated funding needs and the sources of liquidity to meet those needs, considers the level and maturity of brokered deposits, and addresses potential contingent liabilities; and (2) identification of alternative funding sources to meet extraordinary demands, at a minimum, the selling of assets, obtaining lines of credits from correspondent institutions, recovering charged-off assets, and injecting additional equity capital.  Further, the Liquidity Plan shall require provision of liquidity reports to the Board and OTS in a frequency satisfactory to OTS.
B.        The Liquidity Plan shall be delivered to OTS for review and non-objection no later than five (5) days after approval by the Board.  The Board shall make any changes to the Liquidity Plan required by OTS within fifteen (15) days after receipt.  Thereafter, the Board shall adopt the Liquidity Plan and shall cause the Association to adhere to it.  Any request to modify the Liquidity Plan shall be submitted to OTS for review and written non-objection at least thirty (30) days prior to the proposed date to implement any such modification.
V.           Business Plan.
A.        Within forty-five (45) days, the Board shall review and approve a written comprehensive long-term Business Plan covering at least 2009 through 2011.  The Business Plan shall be based upon a comprehensive review of the Association’s operations, including the risks and returns of each of its business lines, current and projected capital levels, available resources, and market conditions.  At a minimum, the Business Plan shall address or include the following matters or items:
(1)           A thorough discussion of the Association’s existing and future operations and lines of business for the time period covered by the Business Plan;
(2)           Specific Board strategies for improving the Association’s core earnings and returning the Association’s operations to profitability;
(3)           A detailed analysis of the risks attendant to the activities projected in the Business
Plan together with a description of the steps to be taken to mitigate such risks to the Association; and

First Federal Bank of California, FSB
OTS No. 01792
Order to Cease and Desist

(4)           Pro forma balance sheets, income statements and regulatory capital schedules for each quarter of the time period covered by the Business Plan.
B.        The Business Plan shall be delivered to OTS for review and non-objection no later than five (5) days after approval by the Board.  The Board shall make any changes to the Business Plan required by OTS within fifteen (15) days after receipt.  Thereafter, the Board shall adopt the Business Plan and shall cause the Association to adhere to it.  Any request to modify the Business Plan shall be submitted to OTS for review and written non-objection at least thirty (30) days prior to the proposed date to implement any such modification.
VI.           Loan Documentation Plan.
A.        Within forty-five (45) days, the Board shall review and approve a written plan to decrease the number of reduced-documentation loans (Loan Documentation Plan) as a percentage of the Association’s total loan portfolio.  At a minimum, the plan shall include:  (1) targets and time frames acceptable to the OTS; and (2) a description of the manner and methods that the Association intends to use to effectuate the overall reduction.
B.        The Loan Documentation Plan shall be delivered to OTS for review and non-objection no later than five (5) days after approval by the Board.  The Board shall make any changes to the Loan Documentation Plan required by OTS within fifteen (15) days after receipt.  Thereafter, the Board shall adopt the Loan Documentation Plan and shall cause the Association to adhere to it.  Any request to modify the Loan Documentation Plan shall be submitted to OTS for review and written non-objection at least thirty (30) days prior to the proposed date to implement any such modification.

First Federal Bank of California, FSB
OTS No. 01792
Order to Cease and Desist

VII.           Variance Reports.
A.        Within thirty (30) days after the close of each quarter starting with the first full quarter after the effective date of this Order, the Association shall prepare quarterly variance reports on the Association’s compliance with the Classified Asset Reduction Plan, Liquidity Plan, and Business Plan, Loan Documentation Plan (hereafter Plans).  Such variance reports shall detail actual operating results versus projected results and shall include detailed explanations of any material deviations from the Plan(s) with a description of the specific corrective actions or measures that have been implemented or are proposed to address each material deviation.  The Board shall promptly review each variance report and shall discuss the Association’s compliance with the approved Plans.  The Board’s review of the variance reports and evaluation of the Association’s compliance with the Plans shall be thoroughly documented in the Board meeting minutes.
B.        The Board shall provide OTS with a copy of the Association’s quarterly variance reports and the Board meeting minutes detailing the Board’s review of the variance reports, including the identification of any corrective actions adopted by the Board, and the Board’s evaluation and assessment of the Association’s compliance with the Plans within ten (10) days after the date of the Board meeting at which the Board’s review was conducted.
VIII.                      Transactions with Affiliates.
Effective immediately, the Association shall not engage in any transaction with an affiliate unless, with respect to each such transaction, the Association has complied with the notice requirements set forth in 12 CFR § 563.41(c)(4), which shall include the information set forth in 12 CFR § 563.41(c)(3).  The Board shall ensure that any transaction with an affiliate for

First Federal Bank of California, FSB
OTS No. 01792
Order to Cease and Desist

which notice is submitted pursuant to this Paragraph, complies with the requirements of 12 CFR § 563.41 and Regulation W, 12 CFR Part 223.
IX.           Operating Restrictions.
A.        Growth Restriction.  Effective immediately, the Association shall comply with the requirements of OTS Regulatory Bulletin 3b (RB 3b), and except upon receipt of the prior written approval of OTS, shall not increase its total assets during any quarter, beginning with the current quarter, in excess of an amount equal to the net interest credited on deposit liabilities during the quarter, other than for balance sheet increases resulting from activities undertaken to maintain liquidity.
B.        Management Changes.  Effective immediately, the Association shall comply with the requirements set forth in 12 CFR Part 563, Subpart H.
C.        Employment Contracts and Compensation Arrangements.  Effective immediately, the Association shall not enter into, renew, extend or revise any contractual arrangement relating to compensation or benefits for any Senior Executive Officer or director of the Association, unless it first provides OTS with not less than thirty (30) days prior written notice of the proposed transaction.  The notice to OTS shall include a copy of the proposed employment contract or compensation arrangement or a detailed, written description of the compensation arrangement to be offered to such officer or director, including all benefits and perquisites.  The Association shall ensure that any contract, agreement or arrangement submitted to OTS fully complies with the requirements of 12 CFR Part 359, 12 CFR §§ 563.39 and 563.161(b), and 12 CFR Part 570 – Appendix A.
D.        Severance and Indemnification Payments.  Effective immediately, the Association shall not make any golden parachute payment, as that term is defined in 12 CFR § 359.1(f), or any prohibited indemnification payment, as that term is defined at 12 CFR § 359.1(l), unless, with respect to each such payment, the Association has complied with the requirements of 12 CFR Part 359 and, as to indemnification payments, 12 CFR § 545.121.
E.        Capital Distributions.  Effective immediately, the Association shall pay no dividends or make any other capital distributions, as that term is defined in 12 CFR § 563.141, without receiving the prior written approval of OTS.  The Association’s written request for such approval should be submitted to OTS at least forty-five (45) days prior to the anticipated date of the proposed dividend payment or distribution of capital.
F.        Contracts Outside of the Ordinary Course of Business.  Effective immediately, the Association and its subsidiaries shall not enter into any third-party contracts outside of the normal course of business without prior written non-objection of OTS.  To seek such non-objection, the Association shall provide thirty (30) days advance written notice to OTS of any such proposed contract.  At a minimum, such notice shall set forth the Association’s reasons for seeking the contract and shall transmit a copy of the proposed contract pursuant to OTS Examination Handbook § 310 and OTS Thrift Bulletin 82a.
X.           Board Compliance Committee.
A.        Within thirty (30) days, the Board shall appoint a committee (Regulatory Compliance Committee) comprising three (3) or more non-employee directors to monitor and coordinate the Association’s compliance with the provisions of this Order.
B.        Within thirty (30) days and after the end of each calendar quarter, beginning with the quarter ending March 31, 2009, the Regulatory Compliance Committee shall submit a written progress report to the Board detailing the actions taken to comply with each provision of this Order and the results of all such actions.  The Board’s consideration of the Regulatory Compliance Committee’s progress report for the period, including comments and questions concerning the progress report and additional actions taken or directed by the Board, shall be reflected in the minutes of the Board’s meetings.
C.        Within forty-five (45) days after the end of each calendar quarter beginning with the quarter ending March 31, 2009, a copy of the progress report for the quarter with any revisions or comments by the Board shall be provided to OTS.
D.        Nothing contained herein shall diminish the responsibility of the entire Board to ensure the Association’s compliance with the provisions of this Order.
XI.           Effective Date, Incorporation of Stipulation.
This Order is effective on the Effective Date as shown on the first page.  The Stipulation is made a part hereof and is incorporated herein by this reference.
XII.           Duration.
This Order shall remain in effect until terminated, modified or suspended, by written notice of such action by OTS, acting by and through its authorized representatives.
XIII.                      Time Calculations.
A.        Calculation of time limitations for compliance with the terms of this Order run from the Effective Date and shall be calendar based, unless otherwise noted.
B.        The Regional Director, or an OTS authorized representative, may extend or shorten any of the time frames set forth in the provisions of this Order upon written request by the Association that includes reasons in support for any such modification.  Any OTS modification shall be made in writing.

First Federal Bank of California, FSB
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Order to Cease and Desist

XIV.                      Submissions and Notices.
A.        All submissions, including progress reports, to OTS that are required by or contemplated by this Order shall be submitted within the specified timeframes.
B.        Except as otherwise provided herein, all submissions, requests, communications, consents or other documents relating to this Order shall be in writing and sent by first-class U.S. mail (or by reputable overnight carrier, electronic facsimile transmission or hand delivery by messenger) addressed as follows:
Edwin L. Chow, Acting Regional Director
Office of Thrift Supervision, West Region
2001 Junipero Serra Boulevard, Suite 650
Daly City, CA 94014-3897

with a copy to:

Timothy J. Lane, Assistant Director
Office of Thrift Supervision, West Region
1551 N. Tustin Avenue, Suite 1050
Santa Ana, CA 92705-8661

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First Federal Bank of California, FSB
OTS No. 01792
Order to Cease and Desist

XV.           No Violations Authorized.

Nothing in this Order or the Stipulation shall be construed as allowing the Association, its Board, officers, or employees to violate any law, rule, or regulation.

IT IS SO ORDERED.

OFFICE OF THRIFT SUPERVISION

By:           /s/ Edwin L. Chow
Edwin L. Chow
Acting Regional Director, West Region

Date:  See Effective Date on page 1

First Federal Bank of California, FSB
OTS No. 01792
Order to Cease and Desist

Exhibit 10.4

UNITED STATES OF AMERICA
Before the
OFFICE OF THRIFT SUPERVISION

In the Matter of                                                                                                                                     Order No.:   WE-09-001

FIRST FEDERAL BANK                                                                                                                    Effective Date:   January 26, 2009
  OF CALIFORNIA, FSB,

Santa Monica, California.
OTS Docket No. 01792

STIPULATION AND CONSENT
TO ISSUANCE OF ORDER TO CEASE AND DESIST

WHEREAS, the Office of Thrift Supervision (OTS), acting by and through its Regional Director for the West Region (Regional Director), and based upon information derived from the exercise of its regulatory and supervisory responsibilities, has informed First Federal Bank of California, FSB, Santa Monica, California, OTS Docket No. 01792 (the Association), that OTS is of the opinion that grounds exist to initiate an administrative proceeding against the Association pursuant to 12 USC § 1818(b);
WHEREAS, the Regional Director, pursuant to delegated authority, is authorized to issue Orders to Cease and Desist where a savings association has consented to the issuance of an order; and
WHEREAS, the Association desires to cooperate with OTS to avoid the time and expense of such administrative cease and desist proceedings by entering into this Stipulation and Consent to the Issuance of Order to Cease and Desist (Stipulation) and, without admitting or

First Federal Bank of California, FSB
OTS No. 01792
Stipulation to Order to Cease and Desist

denying that such grounds exist, but only admitting the statements and conclusions in ¶1 below concerning Jurisdiction, hereby stipulates and agrees to the following terms:
1.           Jurisdiction.
a.         The Association is a “savings association” within the meaning of 12 USC § 1813(b) and 12 USC § 1462(4).  Accordingly, the Association is “an insured depository institution” as that term is defined in 12 USC § 1813(c); and
b.         Pursuant to 12 USC § 1813(q)(4), the Director of OTS is the “appropriate Federal banking agency” with jurisdiction to maintain an administrative enforcement proceeding against a savings association.  Therefore, the Association is subject to the authority of OTS to initiate and maintain an administrative cease-and-desist proceeding against it pursuant to 12 USC § 1818(b)(1).
2.           OTS Findings of Fact.
Based upon its continuous supervision of the Association, OTS has determined that the Association has engaged in unsafe or unsound practices, which have resulted in inadequate asset quality, earnings, liquidity planning, and capital levels.
3.           Consent.
The Association consents to the issuance by OTS of the accompanying Order to Cease and Desist (Order).  The Association further agrees to comply with the terms of the Order upon the Effective Date of the Order and stipulates that the Order complies with all requirements of law.

First Federal Bank of California, FSB
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Stipulation to Order to Cease and Desist

4.           Finality.
The Order is issued by OTS under 12 USC § 1818(b) and upon the Effective Date it shall be a final order, effective and fully enforceable by OTS under the provisions of 12 USC § 1818(i).
5.           Waivers.
The Association waives the following:
a.         The right to be served with a written notice of OTS’s charges against it as provided by 12 USC § 1818(b) and 12 CFR Part 509;
b.         The right to an administrative hearing of OTS’s charges as provided by 12 USC § 1818(b) and 12 CFR Part 509;
c.         The right to seek judicial review of the Order, including, without limitation, any such right provided by 12 USC § 1818(h), or otherwise to challenge the validity of the Order; and
d.         Any and all claims against OTS, including its employees and agents, and any other governmental entity for the award of fees, costs, or expenses related to this OTS enforcement matter and/or the Order, whether arising under common law, federal statutes or otherwise.
6.           OTS Authority Not Affected.
Nothing in this Stipulation or accompanying Order shall inhibit, estop, bar or otherwise prevent OTS from taking any other action affecting the Association if at any time OTS deems it appropriate to do so to fulfill the responsibilities placed upon OTS by law.
7.           Other Governmental Actions Not Affected.
The Association acknowledges and agrees that its consent to the issuance of the Order is solely for the purpose of resolving the matters addressed herein, consistent with ¶6 above, and does not otherwise release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against, or liability of the Association that arise pursuant to this action or otherwise, and that may be or have been brought by any governmental entity other than OTS.
8.           Miscellaneous.
a.         The laws of the United States of America shall govern the construction and validity of this Stipulation and of the Order;
b.         If any provision of this Stipulation and/or the Order is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise;
c.         All references to OTS in this Stipulation and the Order shall also mean any of OTS’s predecessors, successors, and assigns;
d.         The section and paragraph headings in this Stipulation and the Order are for convenience only and shall not affect the interpretation of this Stipulation or the Order;
e.         The terms of this Stipulation and of the Order represent the final agreement of the parties with respect to the subject matters thereof, and constitute the sole agreement of the parties with respect to such subject matters; and
f.         The Stipulation and Order shall remain in effect until terminated, modified, or suspended in writing by OTS, acting through its Regional Director or other authorized representative.
9.           Signature of Directors/Board Resolution.
Each Director signing this Stipulation attests that he or she voted in favor of a Board Resolution authorizing the consent of the Association to the issuance of the Order and the execution of the Stipulation.  The Stipulation may be executed in counterparts by the Directors after approval of execution of the Stipulation at a duly called board meeting.  A copy of the Board Resolution authorizing execution of this Stipulation shall be delivered to OTS, along with the executed original(s) of this Stipulation.

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First Federal Bank of California, FSB
OTS No. 01792
Stipulation to Order to Cease and Desist

WHEREFORE, the Association, by its Directors, executes this Stipulation.
Accepted by:

FIRSTFED FINANCIAL CORPORATION                                                                                                OFFICE OF THRIFT SUPERVISION
Santa Monica, California

By:           /s/ Babette E. Heimbuch                                                      By:           /s/ Edwin L. Chow
Babette E. Heimbuch                                                                           Edwin L. Chow
Chairman of the Board                                                                           Acting Regional Director, West Region
  and Chief Executive Officer
Date:  See Effective Date on page 1
/s/ Gisselle Acevedo
Gisselle Acevedo, Director

/s/ Brian Argrett
Brian Argrett, Director

/s/ Nicholas C. Biase
Nicholas C. Biase, Director

/s/ Jesse Casso
Jesse Casso, Director

/s/ James P. Giraldin
James P. Giraldin, Director

/s/ Christopher M. Harding
Christopher M. Harding, Director

/s/ William G. Ouchi
William G. Ouchi, Director

/s/ William P. Rutledge
William P. Rutledge, Director

/s/ Steven L. Soboroff
Steven L. Soboroff, Director

First Federal Bank of California, FSB
OTS No. 01792
Stipulation to Order to Cease and Desist

Exhibit 99.1

FirstFed Financial Corp. Announces Workforce Reductions and
Issuance of Cease and Desist Orders by the Office of Thrift Supervision

Detailed Capital Plan to Address How First Federal Bank of California
Will Remain “Well- Capitalized” at Each Quarter-End Through 12/31/2011

LOS ANGELES, California – January 26, 2009 – FirstFed Financial Corp. (NYSE: FED) (the “Company”) announced today a reduction in the staff of its wholly-owned banking subsidiary, First Federal Bank of California, FSB (the “Bank”), by 62 persons, or approximately 10% of the Bank’s current workforce.  The reductions will come primarily from the Bank’s single family lending and commercial lending operations as well as some reduction in support areas of the Bank.  The Company currently expects this workforce reduction to result in estimated annualized compensation cost savings of approximately $4.2 million.

“FirstFed has always had great pride in its employees and it is with deep regret that we must take this action,” remarked Babette E. Heimbuch, the Company’s Chief Executive Officer. “Given the economic pressures we are under, doing so has become necessary.  We are saddened to take this action and wish the best for all of these individuals affected so directly by this economic recession.”

The Company also announced today that the Company and the Bank have each consented to the issuance of an Order to Cease and Desist (the “Company Order” and the “Bank Order,” respectively, and together, the “Orders”) by the Office of Thrift Supervision (the “OTS”).  The Company Order requires that the Company notify, or in certain cases receive the permission of, the OTS prior to, among other things, declaring, making or paying any dividends or other capital distributions on its capital stock; incurring, issuing, renewing, repurchasing or rolling over any debt; increasing any current lines of credit or guaranteeing the debt of any entity; or making payments of any kind on any existing debt, including interest payments.  The Company Order also requires that the Company submit to the OTS within fifteen days a detailed capital plan to address how the Bank will remain “well capitalized” at each quarter-end through December 31, 2011.

The Bank Order requires that the Bank notify, or in certain cases receive the permission of, the OTS prior to, among other things, increasing its total assets in any quarter in excess of an amount equal to net interest credited on deposits during the quarter (other than for balance sheet increases resulting from activities to maintain liquidity); paying dividends or making other capital distributions on its capital stock; and entering into third-party contracts outside the normal course of business.  The Bank Order also requires that the Bank submit to the OTS within fifteen days a detailed capital plan to address how the Bank will remain “well capitalized” at each quarter-end through December 31, 2011.  If the Bank fails to remain “well capitalized,” the Bank must then submit to the OTS a detailed contingency plan to accomplish either a merger with or acquisition by another federally insured institution or holding company thereof, or a voluntary liquidation of the Bank.  The Bank must also submit to the OTS within prescribed time periods a classified asset reduction plan, liquidity plan, business plan and loan documentation plan and refrain from any unsafe and unsound practices that resulted in the current high level of classified assets, inadequate capital, poor earnings, and high level of wholesale funding.

Ms. Heimbuch continued, “FirstFed has been working with the OTS to address the challenges we are currently experiencing and we intend immediately to begin satisfying our obligations under today’s orders.  We have made substantial progress on addressing a number of the OTS’s concerns, and we hope to finalize those plans promptly so that we can focus our energies on meeting the needs of our clients and communities.  Our valued depositors should know that their deposits continue to be FDIC-insured to the maximum amount permitted by law, and that we remain committed to delivering the superior client service they have come to expect from us.”

The description of each Order and the corresponding Stipulation and Consent to Issuance of Order to Cease and Desist set forth herein are qualified in their entirety by reference to the Orders and Stipulations, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to the Company’s Current Report on Form 8-K filed today with the Securities and Exchange Commission.

About FirstFed Financial Corp.

FirstFed Financial Corp. is a savings and loan holding company.  The Company owns and operates First Federal Bank of California, a federally chartered savings association.  The Company’s principal executive offices are located at 12555 W. Jefferson Boulevard, Los Angeles, California 90066, and its telephone number is (310) 302-5600.  Information about the Company, including corporate background and press releases, is available through the Company’s website at www.firstfedca.com.

Forward-Looking Statements

This press release contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Such risks and uncertainties include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, changes in laws and regulations affecting the Company’s business, the California real estate market, competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions, and those risk factors discussed in Part I, “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as well as other periodic reports filed with the Securities and Exchange Commission.  Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT INFORMATION:

Douglas Goddard
EVP Chief Financial Officer
FirstFed Financial Corp.
(310) 302-1714